UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

 CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 21, 2021

Evolution Petroleum Corporation
(Exact name of registrant as specified in its charter)

 001-32942
(Commission File Number)

Nevada	41-1781991
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

1155 Dairy Ashford Road, Suite 425, Houston, Texas 77079
(Address of Principal Executive Offices)

(713) 935-0122
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                    Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR 240.14a-12)

☐                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Common Stock, $0.001 par value	EPM	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
     If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

EXPLANATORY NOTE

On May 7, 2021, Evolution Petroleum Corporation (the “Company”) filed a Current Report on Form 8-K (the “Initial Report”) to report the closing of the Company’s acquisition of non-operated oil and gas assets in the Barnett Shale (the “Transaction”) from TG Barnett Resources, LP (“TGBR” or the “Seller”), a wholly owned subsidiary of Tokyo Gas Americas, Ltd. (“Tokyo Gas”) for $18.2 million, net of preliminary purchase price adjustments. The final purchase price before adjustments of the Transaction was $19.6 million in cash, with an effective date of January 1, 2021 and a closing date of May 7, 2021. A portion of the non-operated dry gas working interests were excluded from the Transaction as a result of potential title defects that the Seller was unable to timely cure. This Current Report on Form 8-K/A (the “Amendment”) amends and supplements the Initial Report to provide the financial statements for the properties acquired in the Transaction (the “Acquired Barnett Properties”) and the pro forma financial information required by Item 9.01 of Form 8-K. No other modifications to the Initial Report are being made by this Amendment. This Amendment should be read in connection with the Initial Report, which provides a more complete description of the Transaction.

Item 9.01 Financial Statements and Exhibits.

(a)    Financial Statements of Business Acquired. Statements of Revenues and Direct Operating Expenses of the Acquired Barnett Properties for the year ended December 31, 2020 (audited) and for the three months ended March 31, 2021 (unaudited), together with the accompanying Report of Independent Auditors, are set forth in Exhibit 99.1.

(b)    Pro Forma Financial Information. The Unaudited Pro Forma Condensed Combined Financial Information of the Company as of March 31, 2021 and for the nine months ended March 31, 2021 and the year ended June 30, 2020, are set forth in Exhibit 99.2.

(d)    Exhibits.

Item 9.01.     Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Description
23.1	Consent of Moss Adams LLP
23.2	Consent of Netherland, Sewell & Associates, Inc.
99.1	Statements of Revenues and Direct Operating Expenses of the Acquired Barnett Properties for the year ended December 31, 2020 (audited) and for the three months ended March 31, 2021 (unaudited).
99.2	Unaudited Pro Forma Condensed Combined Financial Information of the Company as of March 31, 2021 and for the nine months ended March 31, 2021 and the year ended June 30, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Evolution Petroleum Corporation (Registrant)

Dated: July 21, 2021	By:	/s/ RYAN STASH
	Name:	Ryan Stash
	Title:	Senior Vice President, Treasurer, and Chief Financial Officer

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